UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017

Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 North Hamilton Street, No. 200 High Point, North Carolina	27260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2017, Stanley Furniture Company, Inc., a Delaware corporation (the “Company”), and Churchill Downs LLC, a Delaware limited liability company (“Buyer”), entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which the Company has agreed to sell substantially all of its assets to Buyer and Buyer has agreed to acquire such assets and assume certain liabilities of the Company as specified in the Agreement (the “Asset Sale”). All of the membership interests of Buyer, which was formed by Walter Blocker, Chairman of Vietnam Trade Alliance in Ho Chi Minh City, Vietnam, to acquire the Company’s assets, will be transferred to Churchill Downs Holdings Ltd., a British Virgin Islands business company (“Holdings”), in connection with the closing of the Asset Sale (the “Closing”).

As consideration for the Asset Sale, Buyer has agreed to (i) pay to the Company $11.5 million in cash (the “Cash Consideration”), (ii) enter into a subordinated secured promissory note payable to the Company in the principal amount of $4.6 million (the “Note”) and (iii) assume substantially all of the liabilities of the Company as specified in the Agreement and Holdings will issue to the Company a 5% equity interest in Holdings (the “Equity Consideration”). In connection with the signing of the Agreement, Buyer delivered $750,000 into escrow (the “Escrowed Funds”) to serve as a deposit towards the Cash Consideration or to fund the termination fee payable to the Company if the Agreement is terminated under certain circumstances as described in more detail below.

Buyer intends to fund the Cash Consideration through a combination of debt financing (the “Debt Financing”) in the form of senior secured credit facility provided by North Mill Capital LLC (the “Lender”) and equity financing (the “Equity Financing”) in the form of an investment in Holdings by Endurance Capital Group. Buyer has agreed to deliver fully executed, definitive agreements evidencing the Debt Financing and Equity Financing within 45 days after the date of the Agreement.

The Note will mature, and the entire principal amount will be payable on, the date that is five years after the Closing. The Note will accrue interest at a rate of 6.00% per annum, which interest will be due on the last business day of each calendar month. The Note will be guaranteed by Holdings and secured by a pledge of substantially all of the Buyer’s assets following the Closing. Buyer’s obligations under the Note, including its payment obligations, and the Company’s rights and remedies with respect to the collateral pledged by Buyer under the Note will be subordinate to Buyer’s obligations under, and the Lender’s rights with respect, to the Debt Financing, including the Lender’s rights with respect to the collateral to be pledged by Buyer in connection with the Debt Financing. The Equity Consideration will be issued pursuant to the terms and subject to the conditions of a Stockholders Agreement to be entered into between the Company and Holdings in connection with Closing.

The Company does not intend to liquidate following the Closing. The Company’s board of directors will evaluate alternatives for the use of the Cash Consideration, which are expected to include using a portion of the Cash Consideration to either repurchase shares of the Company’s common stock or pay a special dividend to stockholders, and also using a portion of the Cash Consideration to fund, at least in part, the acquisition of non-furniture related assets that will allow the Company to potentially derive a benefit from its net operating loss carryforwards, which will be retained by the Company as described below.

Under the terms of the Agreement, the Company will retain certain specified assets, including up to $1.5 million in cash, its net operating loss carryforwards and any remaining payments due to the Company under the Continued Dumping and Subsidy Offset Act, and certain specified liabilities, including liabilities under the Company’s Change in Control Protection Agreements with Glenn Prillaman, its President and Chief Executive Officer, and Anita Wimmer, its principal financial and accounting officer, and liabilities related to the payment of dividends on shares of restricted stock awarded under the Company’s incentive compensation plans. All other assets and liabilities will be transferred to Buyer pursuant to the terms and subject to the conditions of the Agreement.

The Agreement contains customary indemnification provisions with respect to excluded and retained liabilities and certain customary representations, warranties and covenants of the parties, including covenants concerning the conduct of business by the Company prior to Closing and prohibiting the Company and its representatives from encouraging, initiating, soliciting or engaging in discussions or negotiations relating to any competing acquisition proposal, subject to certain limited exceptions. In addition, the Company and Buyer have agreed to use their reasonable best efforts to consummate the Asset Sale and other transactions contemplated by the Agreement.

The Company’s board of directors has approved the Agreement, Asset Sale and the other transactions contemplated by the Agreement. The Agreement, Asset Sale and other transactions contemplated by the Agreement must also be approved by the Company’s stockholders.

In addition to the receipt of the approval of the Company’s stockholders mentioned above, each party’s obligation to consummate the Asset Sale is conditioned upon certain other customary closing conditions, including the accuracy of the other party’s representations and warranties as of Closing, subject, in certain instances, to certain materiality and other thresholds, the performance by the other party of its obligations and covenants under the Agreement, the delivery of certain documentation by the other party, and the absence of any injunction or other legal prohibitions preventing consummation of the Asset Sale.

The Agreement may be terminated by either party if the Closing has not occurred by February 28, 2018, subject to extension in certain specified circumstances, or if the Company is unable to obtain the approval of its stockholders as discussed above. The Agreement may also be terminated by one party or the other in certain specified circumstances, including a failure by Buyer to deliver definitive documentation evidencing the Debt Financing and Equity Financing within the period discussed above. If the Agreement is terminated under certain circumstances related to a determination by the Company’s board of directors to accept an acquisition proposal that it deems superior to the Asset Sale, the Company has agreed to pay Buyer a termination fee in the amount of $750,000. If the Agreement is terminated in certain other circumstances, including a failure by Buyer to deliver definitive documentation evidencing the Debt Financing and Equity Financing as described above, buyer has agreed to pay the Company a termination fee in the amount of $750,000, which fee will be satisfied by the Escrowed Funds being released to the Company.

The foregoing description of the Agreement, Asset Sale and other transactions contemplated by the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Agreement has been included as an exhibit hereto solely to provide investors with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the dates specified therein and solely for the benefit of the parties to the Agreement. In addition, the representations, warranties and covenants contained in the Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Agreement, including, in the case of the Company, being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk amongst the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures. Further, the Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and the transactions contemplated by the Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Agreement, as well as in the other filings that the Company makes with the Securities and Exchange Commission.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2017, the Company’s board of directors approved and adopted an amendment to the Company’s bylaws to add a new Section 4 to Article IX containing a forum selection provision. The amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware or, if such court lacks jurisdiction, the federal district court for the District of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware, and (iv) any action asserting a claim governed by the internal affairs doctrine.

The foregoing description of the amendment to the Company’s bylaws does not purport to be complete and is qualified in its entirety by reference to the bylaws, as amended, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01     Other Events.

On November 20, 2017, the Company issued a press release announcing the Asset Sale and the election by the Company’s directors of Steven A. Hale II to succeed John D. “Ian” Lapey as Chairman of the Company’s board of directors. Mr. Lapey will continue to serve as a director.

Forward-Looking Statements

Certain statements made in this report are not based on historical facts, but are forward-looking statements. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “may,” “will,” “should,” “could,” or “anticipates,” or the negative thereof or other variations thereon or comparable terminology. These statements reflect our reasonable judgment with respect to future events and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those in the forward-looking statements. Such risks and uncertainties include the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, an inability to complete the proposed transaction due to a failure to obtain the approval of the Company’s stockholders or a failure by Buyer to obtain sufficient financing to fund the cash consideration, the occurrence of events that negatively impact the Company’s liquidity in such a way as to limit or eliminate the Company’s ability to use proceeds from the transaction to fund a repurchase program or pay a special dividend, or an inability on the part of the Company to identify a suitable business to acquire or develop with the proceeds of the transaction, as well as the other risks and uncertainties identified in filings by the Company with the Securities and Exchange Commission (“SEC”), including its periodic reports on Form 10-K and Form 10-Q. Any forward-looking statement speaks only as of the date of this news release and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the SEC and furnish to the Company’s stockholders a proxy statement, in both preliminary and definitive form, and other relevant documents pertaining to the proposed transaction. Stockholders of the Company are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the proposed transaction. Stockholders of the Company may obtain the proxy statement and other relevant documents filed with the SEC (once they are available) free of charge at the SEC’s website at www.sec.gov or by directing a request to Stanley Furniture Company, Inc., 200 North Hamilton Street, No. 200, High Point, North Carolina 27260, Attn: Anita W. Wimmer.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed transaction will be set forth in the proxy statement and the other relevant documents to be filed by the Company with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, and in its definitive proxy statement filed with the SEC on Schedule 14A on April 13, 2017.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement, dated as of November 20, 2017, by and between Churchill Downs, LLC and Stanley Furniture Company, Inc.*

3.1	Bylaws of Stanley Furniture Company, Inc., as amended effective November 16, 2017

99.1	Press release dated November 20, 2017

*

Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY FURNITURE COMPANY, INC.

Date: November 20, 2017	By:	/s/ Anita W. Wimmer
Anita W. Wimmer
Vice President of Finance
(Principal Financial and Accounting Officer)